Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SIMTEK CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and
      0-11.
      (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

      (5)  Total fee paid:

           ---------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount previously paid:
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                         -----------------------
      (3)   Filing Party:
                        --------------------------------------------------------
      (4)   Date Filed:
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
                               SIMTEK CORPORATION


                     1465 Kelly Johnson Boulevard, Suite 301
                        Colorado Springs, Colorado 80920
                                 (719) 531-9444



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 16, 2000

                                -----------------


                                                              September 20, 2000


To the Shareholders of Simtek Corporation:


     The special meeting of shareholders (the "Special Meeting") of Simtek Corporation (the "Company) will be held at 2:00 p.m. on Thursday, November 16, 2000, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado, for the following purposes:


     1. To ratify the selection of Hein + Associates LLP, independent auditors, as auditors of the Company for the year ending December 31, 2000; and

     2. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 20, 2000 will be entitled to vote at the Special Meeting.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                             By Order of the Board of Directors,


                                             /s/ Robert Kelsay
                                             Robert Keeley
                                             Secretary

                               SIMTEK CORPORATION


                     1465 Kelly Johnson Boulevard, Suite 301
                        Colorado Springs, Colorado 80920
                                 (719) 531-9444

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------



     The accompanying proxy is being solicited by the board of directors (the "Board") of Simtek Corporation (the "Company") for use at the Company's special meeting of shareholders (the "Special Meeting"). The Special Meeting will be held at 2:00 p.m. Thursday, November 16, 2000, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado. Any person giving a proxy has the right to revoke the proxy at any time before it is voted by giving written notice to the Secretary of the Company. The expense of this proxy solicitation will be paid by the Company. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about September 20, 2000. In addition to solicitation by mail, employees or representatives of the Company may personally solicit proxies. Such persons will receive no additional compensation for such work.

     At the close of business on August 31, 2000, the Company had 44,508,497 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), outstanding and entitled to vote. Only shareholders of record at the close of business on September 20, 2000 will be entitled to vote. The holders of shares of Common Stock are entitled to one vote per share on each matter that properly comes before the Special Meeting. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting will be required to approve a proposal. Abstentions and broker nonvotes will be treated in accordance with the applicable provisions of the Colorado Corporation Code and the Company's articles of incorporation and bylaws.

     Unless otherwise specified, the shares of Common Stock represented by the accompanying form of proxy, properly executed and returned, will be voted FOR the proposals as described below. As to any other matters that may properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment. Votes will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent for the Common Stock.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information regarding ownership of our common stock as of August 31, 2000, by each person who is known by us to beneficially own more than five percent of our common stock, by each director, by each executive officer named in the summary compensation table included in our Annual Report on Form 10-KSB and by all directors and executive officers as a group. Shares issuable within sixty days upon the exercise of options are deemed outstanding for the purpose of computing the percentage ownership of persons beneficially owning such options or holding such notes but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the best of our knowledge, the persons listed below have sole voting and investment power with respect to the shares indicated as owned by them subject to community property laws where applicable and the information contained in the notes to the table.

                                                    Number of         Percentage
Name and Address of Beneficial Owner               Shares Owned        of Class
------------------------------------               ------------       ----------

Zentrum Mikroelektronik Dresden GmbH                3,697,385           8.31%
Grenzstra e 28
01109 Dresden, Germany
Hugh Norman Chapman                                 3,000,000           6.74%
4785 Rustler Ct.
Colorado Springs, CO 80918
Douglas M. Mitchell                                   508,611(1)        1.13%
205 Ridge Dr.
Woodland Park, CO 80863
Klaus C. Wiemer                                       130,000(2)            *
5705 Archer Court
Dallas, TX  75252
Robert H. Keeley                                      115,000(3)            *
12630 Milan Road
Colorado Springs, CO  80908
John D. Heightley                                      40,000(4)            *
1275 Log Hollow Point
Colorado Springs, CO 80906
Harold Blomquist                                       15,000(5)            *
1630 Huntington Dr.
Pocatello, ID 83204
All officers and directors as a group                 798,611(6)        1.78%
   (5 persons)

* Less than one percent.

(1)  Represents 508,611 shares issuable upon exercise of options.
(2)  Represents 130,000 shares issuable upon exercise of options.
(3)  Includes 105,000 shares issuable upon exercise of options.
(4)  Represents 40,000 shares issuable upon exercise of options.
(5)  Represents 15,000 shares issuable upon exercise of options.
(6)  Includes 798,611 shares issuable upon exercise of stock options.



                           PROPOSAL 1 - APPOINTMENT OF

                             INDEPENDENT ACCOUNTANTS

     Hein + Associates LLP served as the Company's principal accountants for the fiscal year ended December 31, 1999, and the Board has selected Hein + Associates LLP as the Company's principal accountants for the 2000 fiscal year. Management of the Company does not expect representatives of Hein + Associates LLP to be present at the annual meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO APPROVE THE ACCOUNTANTS.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended for presentation at the Company's next annual meeting must be received by the Company at its principal office in Colorado Springs, Colorado not later than January 17, 2001.

PROXY

                               Simtek Corporation
            1465 Kelly Johnson Blvd. #301, Colorado Springs, CO 80920

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Douglas Mitchell and Robert Keeley and each of them individually, the proxies of the undersigned, with full power of substitution, to vote, at the Special Meeting of Shareholders of Simtek Corporation (the "Company") to be held November 16, 2000 and all adjournments thereof, all shares of Common Stock of the Company held of record by the undersigned as of September 20, 2000 as follows:

1.  APPROVAL OF ACCOUNTANTS
    [   ] FOR              [   ] AGAINST               [   ] ABSTAIN

In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR Proposal 1 above.

                                DATED:                                    , 2000
                                       -----------------------------------


                                ------------------------------------------------
                                                   (Signature)


                                ------------------------------------------------
                                                   (Signature)

                                NOTE: Please sign in the same manner as name(s) appear below. Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc. should indicate their capacities.